                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 17, 2002


                             Boykin Lodging Company
             (Exact name of registrant as specified in its charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


        001-11975                                         34-1824586
(Commission File Number)                       (IRS Employer Identification No.)


     Guildhall Bldg., Suite 1500, 45 W. Prospect Ave, Cleveland, Ohio 44115
               (Address of Principal Executive Offices, Zip Code)


                                 (216) 430-1200
              (Registrant's Telephone Number, Including Area Code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Board of Directors of Boykin Lodging Company, an Ohio corporation ("Boykin"), voted to approve the engagement of Deloitte & Touche ("Deloitte") as Boykin's independent accountant for the fiscal year ending December 31, 2002, to be effective upon Deloitte's acceptance of the engagement to act as Boykin's independent accountant. Deloitte accepted the engagement on April 17, 2002. Deloitte replaces Arthur Andersen, LLP ("Andersen"), who was dismissed as Boykin's independent accountant effective April 17, 2002. The Audit Committee of the Board of Directors did not consider the recommendation to change accountants because the change was considered and approved by the entire Board of Directors.

         The reports of Andersen on Boykin's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of Boykin's financial statements for each of the two fiscal years ended December 31, 2001 and during the subsequent interim period through April 17, 2002, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Andersen would have caused Andersen to make reference to the matter in their report. Boykin has requested Andersen to furnish Boykin a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated April 24, 2002 is filed as Exhibit 16.1 to this Form 8-K/A.

         During the two most recent fiscal years and the subsequent interim period through April 22, 2002 neither Boykin nor anyone on behalf of Boykin consulted with Deloitte regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Boykin's financial statements; or on any matter considered important by Boykin in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

        16.1 Arthur Andersen LLP Letter of Agreement dated April 24, 2002 to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of Securities and Exchange act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.


                               BOYKIN LODGING COMPANY


                               /s/ Shereen P. Jones

Date: April 24, 2002           ---------------------------
                               Shereen P. Jones
                               Executive Vice President, Chief Financial Officer and Chief Investment Officer



                                     Page 2